INVESTOR PRESENTATION JUNE 2022 Exhibit 99.1

Forward-looking statements This presentation contains a number of forward-looking statements. Words, and variations of words, such as “will,” “may,” “expect,” “would,” “could,” “might,” “intend,” “plan,” “believe,” “estimate,” “anticipate,” “deliver,” “seek,” “aim,” “potential,” “target,” “outlook,” and similar expressions are intended to identify our forward-looking statements. Similarly, statements that describe our business strategy, outlook, objectives, plans, initiatives, intentions or goals also are forward looking statements. These forward-looking statements are not historical facts and are subject to a host of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those in the forward-looking statements. Important factors that could cause actual results to differ materially from those described in our forward-looking statements include, but are not limited to, the following: the impact of the COVID-19 pandemic on our financial condition, liquidity, and cash flow; our ability to anticipate and adjust for the impact of the COVID-19 pandemic on our businesses; general economic uncertainty in key global markets and a worsening of global economic conditions; travel industry disruptions; seasonality of our businesses; unanticipated delays and cost overruns of our capital projects, and our ability to achieve established financial and strategic goals for such projects; our exposure to labor shortages, turnover, and labor cost increases; the importance of key members of our account teams to our business relationships; the competitive nature of the industries in which we operate; our dependence on large exhibition event clients; adverse effects of show rotation on our periodic results and operating margins; transportation disruptions and increases in transportation costs; natural disasters, weather conditions, accidents, and other catastrophic events; our exposure to labor cost increases and work stoppages related to unionized employees; our multi-employer pension plan funding obligations; our ability to successfully integrate and achieve established financial and strategic goals from acquisitions; our exposure to cybersecurity attacks and threats; our exposure to currency exchange rate fluctuations; liabilities relating to prior and discontinued operations; and compliance with laws governing the storage, collection, handling, and transfer of personal data and our exposure to legal claims and fines for data breaches or improper handling of such data. For a more complete discussion of the risks and uncertainties that may affect our business or financial results, please see Item 1A, “Risk Factors,” of our most recent annual report on Form 10-K filed with the SEC. We disclaim and do not undertake any obligation to update or revise any forward-looking statement in this presentation except as required by applicable law or regulation.

NON-GAAP FINANCIAL MEASURES This document includes the presentation of “Adjusted EBITDA”, which is supplemental to results presented under accounting principles generally accepted in the United States of America (“GAAP”) and may not be comparable to similarly titled measures presented by other companies.  This non-GAAP measure should be considered in addition to, but not as a substitute for, other similar measures reported in accordance with GAAP.  The use of this non-GAAP financial measure is limited, compared to the GAAP measure of net income attributable to Viad, because it does not consider a variety of items affecting Viad’s consolidated financial performance as explained below.  Because this non-GAAP measure does not consider all items affecting Viad’s consolidated financial performance, a user of Viad’s financial information should consider net income attributable to Viad as an important measure of financial performance because it provides a more complete measure of the Company’s performance. Adjusted EBITDA is defined by management as net income attributable to Viad before income (loss) from discontinued operations, interest expense and interest income, income taxes, depreciation and amortization, acquisition-related costs, attraction start-up costs, restructuring charges, impairment losses, and the reduction/increase for income/loss attributable to non-redeemable and redeemable non-controlling interests. Adjusted EBITDA is considered a useful operating metric, in addition to net income attributable to Viad, as potential variations arising from non-recurring integration costs, non-cash amortization and depreciation, and non-operational expenses/income are eliminated, thus resulting in an additional measure considered to be indicative of Viad’s consolidated and segment performance. Management believes that the presentation of Adjusted EBITDA provides useful information to investors regarding Viad’s results of operations for trending, analyzing and benchmarking the performance and value of Viad’s business. Forward-Looking Non-GAAP Measures The company has not quantitatively reconciled its guidance for adjusted EBITDA to its respective most comparable GAAP measure because certain reconciling items that impact this metric including, provision for income taxes, interest expense, restructuring or impairment charges, acquisition-related costs, and attraction start-up costs have not occurred, are out of the company’s control, or cannot be reasonably predicted. Accordingly, reconciliations to the nearest GAAP financial measure are not available without unreasonable effort. Please note that the unavailable reconciling items could significantly impact the company’s results as reported under GAAP.

SUMMARY 5 9 22 35 37 APPENDIX

Leading and defensible market positions Delivered strong growth from 2015 - 2019 Positioned for recovery and growth INVESTMENT HIGHLIGHTS Leading global provider of extraordinary experiences, including hospitality and leisure activities, experiential marketing, and live events Track-record of creating significant shareholder value through strategic execution Positioned for growth from recovery, investments, and transformation initiatives Financial flexibility to continue investing for growth Experienced management team dedicated to enhancing shareholder value Significantly scale Pursuit Improve GES margin profile

PURSUIT — VIAD — GES

## PURSUIT

A vertically-integrated ***attractions and hospitality company*** that owns and operates a collection of world-class attractions, distinctive lodges, and engaging tours in iconic destinations



**PORTFOLIO OF INSPIRING AND UNFORGETTABLE EXPERIENCES**

| | | |
|---|---|---|
| **10** Iconic Location Attractions | **27** Iconic Location Lodging Properties | **3** FlyOver Flying Ride Experiences |
| **$223M** 2019 Pursuit Revenue | **$81M** 2019 Pursuit Adjusted EBITDA | **19%** 2015-2019 Pursuit Revenue CAGR |

## GES

A global, full-service live events company offering a comprehensive range of event and experiential marketing services for ***exhibitions/conferences*** and ***corporate brand marketers***



**GLOBAL LEADER IN LIVE EVENTS & EXPERIENTIAL MARKETING**

| | | |
|---|---|---|
| **4,000+** Global Events | **150k+** Exhibitors Served Annually | **75+** Countries with Execution Capability |
| **$1.1B** 2019 GES Revenue | **$72M** 2019 GES Adjusted EBITDA | **4%** 2015-2019 GES Revenue CAGR |

6 VIAD

FOCUSED ON MAXIMIZING SHAREHOLDER VALUE Smart allocation of capital Continually evaluate options to maximize shareholder value Significant investment in Refresh, Build, Buy opportunities that drive accelerated growth LONG-TERM GOALS Drive revenue growth in brand experiences through Spiro Deliver increased profitability and strong cash flow through more flexible Exhibitions cost structure

165.7% TSR S&P SmallCap600 57.4% Russell 2000 48.4% Viad’S TRACK RECORD OF CREATING shareholder value 2015-2019 CASH FROM OPERATIONS 70% CASH CONVERSION IN GROWTH INVESTMENTS SINCE 2015(1) 15% MINIMUM IRR HURDLE $472 MILLION $367 MILLION 1 Includes acquisitions at GES & Pursuit and major growth projects that were owned/operated by Pursuit for the majority of the 2019 season; does not include investments for projects currently in development or opened toward the end of the 2019 season. 2019 EBITDA FROM GROWTH INVESTMENTS(1) 14% EBITDA CAGR 2015-2019 $45.5 MILLION 2015 2016 2017 2018 2019

ATTRACTIONS LODGING F&B, RETAIL & TRANSPORTATION Welcomed 2.4M visitors in 2019 Over 380,000 room nights sold in 2019 Integrated within our attractions and lodging PURSUIT IS A global ATTRACTIONS & HOSPITALITY company

TWO SCALABLE PLATFORMS TO DELIVER GROWTH ICONIC LOCATIONS A collection of world-class attractions, distinctive lodges and engaging tours in renowned global travel locations FLYOVER ATTRACTIONS A collection of flight ride experiences in vibrant cities that showcase awe-inspiring sights in a way that visitors have never experienced before Strong focus on attractions Iconic, unforgettable, inspiring locations Balanced geographies and seasons Long haul destination travelers Visually-iconic country or location Urban locations with strong footfall Perennial demand High barriers to entry Attractive margins High-quality, bucket list experience Strong ease of doing business

PURSUIT℠

# PURSUIT OPERATES IN LOCATIONS WITH PERENNIAL DEMAND



**BANFF NATIONAL PARK**
**JASPER NATIONAL PARK**
~6.5M VISITORS

**GLACIER NATIONAL PARK**
**WATERTON LAKES NATIONAL PARK**
~3.5M VISITORS

**DENALI NATIONAL PARK**
**KENAI FJORDS NATIONAL PARK**
~1M VISITORS

**VANCOUVER**
~11M VISITORS

**REYKJAVIK**
~2M VISITORS

**LAS VEGAS**
~40M VISITORS

PURSUIT

Market visitation statistic sources: Tourism Vancouver (2019); Parks Canada (2019); U.S. National Park Service (2019); Icelandic Tourist Board (2019); Las Vegas Convention and Visitors Authority (Las Vegas 2019)

12 VIAD

4-YEAR COMPOUNDED ANNUAL GROWTH RATES REVENUE 19% Adjusted EBITDA 23% pursuit has delivered profitable growth Pursuit has Doubled Revenue and Adjusted EBITDA in 48 months 19% Revenue CAGR REVENUE ($M) EBITDA ($M) >30% EBITDA MARGIN

Pursuit has a compelling and proven GROWTH strategy REFRESH To optimize guest experience, market position and maximize returns BUILD To create new guest experiences and revenue streams with economies of scale and scope BUY Strategic assets that drive guest experience, economies of scale and scope, improving financial performance Banff gondola Investment: $22M EBITDA: $11M Glacier skywalk Investment: $20M EBITDA: $7M Alaska collection Investment: $60M EBITDA: $10M Note: EBITDA shown is from 2019 (and incremental for Banff Gondola as compared to trailing twelve months prior to renovation)

15 Pursuit has nearly doubled its attractions and lodges since 2018 +82%

Pursuit revenue and margin are recovering Revenue from existing Canadian experiences has not yet fully recovered Revenue from new experiences continues to ramp US destinations have rebounded on strong domestic leisure travel Lag in recovery of international leisure travel is impacting revenue recovery and growth from new experiences in Canada and Iceland Attractions have the highest margins and most are in Canada We expect margins will return to pre-pandemic levels as volume returns to our high-margin Canadian attractions and our new experiences ramp to full potential 22.8%

15 PURSUIT’S LODGING PACING REMAINS STRONG Banff Rooms Revenue ($M, CAD) ADR +5% vs. 2021 Results shown “same store” and exclude the Belton Chalet and Basecamp Lodge ADR +6% vs. 2021 Chart above excludes the Denali Backcountry Lodge, which is impacted in 2022 by the closure of the Denali Park Road ADR +37% vs. 2021 Rooms Revenue OTB at 23% ahead of 2019 ADR +15% vs. 2021 * Data as of June 6, 2022, OTB stands for On The Books (and represents reservations taken to date) Jasper Rooms Revenue ($M, CAD) Glacier Park Rooms Revenue ($M) Alaska Rooms Revenue ($M) 2019 2021 2022 +3% 2022 2019 2021 +13% 2019 2021 2022 +247% 2022 2021 +91%

# PURSUIT ICONIC LOCATIONS ATTRACTIONS



| Banff Gondola | Lake Minnewanka Cruise | Maligne Lake Cruise | Glacier Adventure | Glacier Skywalk | Golden Skybridge (Q2'21) | Open Top Touring (Q3'20) | Kenai Fjords Tours | Sky Lagoon (Q2'21) | Glacier Raft Co (Q2'22) |
|---|---|---|---|---|---|---|---|---|---|

**Anticipate ~2.3 million attraction visitors at Pursuit Iconic Locations in 2022**

85%+ recovery at attractions owned / operated prior to 2019

18 VIAD

Anticipate ~1.1 million attraction visitors at Pursuit FlyOver Attractions in 2022 85-90% recovery at attractions owned / operated prior to 2019 Vancouver, BC Reykjavik, Iceland (Q3’19) Las Vegas, NV (Q3’21) Chicago, IL (Est. 2024) Toronto, ON (Est. 2024) Pursuit flyover attractions

# LEVERED TO RECOVERY + GROWTH FROM NEW EXPERIENCES

## 2022

- US same store revenue outperforms 2019 on strong leisure travel demand and benefit from continued investment in the guest experience
- Canada same store revenue remains below 2019 as certain long-haul international leisure travel markets are slower to recover
- New experiences continue to ramp up as guest awareness builds and long-haul leisure travel demand increases

**2022 FULL YEAR**

Sky Lagoon

Golden Skybridge

FlyOver Las Vegas

**Q2 2022**

Acquired Glacier Raft Co.

Forest Park Hotel opens

## 2023 & Beyond

- Full recovery of international leisure travel and ramp of new experiences
- EBITDA margins return to 35%+ as attraction visitation grows with recovery of international leisure travel

**2024 (EST)**

FlyOver Chicago opens

Flyover Canada Toronto opens

**ONGOING**

New Refresh, Build, Buy Investments

**ONGOING, NEVER-ENDING FOCUS**
ON SAME-STORE ORGANIC GROWTH, IMPROVING THE GUEST EXPERIENCE AND CORPORATE DEVELOPMENT TO EXPAND THE PORTFOLIO

PURSUIT 20 VIAD

WHY WE WILL BE SUCCESSFUL Our MISSION is to connect guests and staff to iconic places through unforgettable inspiring experiences. We believe that collecting memories is far more important than collecting things. Since the beginning of time, human beings share a passion for exploration and the search for remarkable experiences. That hasn’t changed.

GES EXHIBITIONS SPIRO Works with show organizers to produce ~3,600 exhibitions / conferences annually 2019 Revenue: ~$750 Million Works with 1,500+ corporate clients to create unique brand experiences 2019 Revenue: ~$330 Million a Global Live Events Company

THIS IS SPIRO Global Exhibit Program Management Environments & Permanent Installations Corporate Meetings & Events Digital & Hybrid Experiences Brand Activations Staging SPIRO is a fully-integrated brand experience agency that brings together our collective abilities, legacy of excellence, and global power to build experiential marketing solutions for our clients

HEALTHCARE AEROSPACE & DEFENSE MACHINERY & INDUSTRIAL FINANCIAL TECHNOLOGY TECHNOLOGY SPIRO CLIENT ROSTER STRENGTH REPRESENTING THE BEST OF THE BEST Pharma Source: Beckers Hospital Review https://www.beckershospitalreview.com/pharmacy/top-10-pharma-companies-by-revenue-in-2020.html Healthcare Source: Investopedia, https://www.investopedia.com/articles/markets/030916/worlds-top-10-health-care-companies-unh-mdt.asp Aerospace & Defense Source: Value Today https://www.value.today/world-top-companies/aerospace-and-defense Machinery & Industrial Source: https://blog.bizvibe.com/blog/industrial-machinery-machine-parts/top-10-largest-machinery-manufacturers-world Fintech Source: CTFE, https://courses.cfte.education/ranking-of-largest-fintech-companies/ Technology Source: Statista, https://www-statista-com.proxy:2443/statistics/216657/ 10 of the Top 10 Pharma Companies 4 of the Top 10 Healthcare Companies 9 of the top 10 Aerospace & Defense Companies 6 of the Top 10 Machinery & Industrial Companies 3 of the Top 10 Financial Technology Companies 8 of the Top 10 Technology Companies Spiro works with

SPIRO ADDRESSABLE MARKET Source: PQ Media’s Global Advertising & Marketing Spend Forecast, 2021-2025, December 2021 Experiential Marketing TAM is ~$95B and forecasted to grow by 8% annually $32B $36B 2021 Experiential Marketing Categories ($,000) $27B

46% US 2019 Global Tradeshow Market $34.4B Source: PwC Global Entertainment & Media Outlook 2020-2024 Global Tradeshow Market Growth 2016-2019 4.3% annually The Exhibition and Conference market was over $34B in 2019 with low-single digit growth from 2016 THE US exhibition and conference market is the largest worldwide ~$2.5B Total Addressable Market for GES GES Exhibitions Addressable market 27

#1 AND #2 MARKET SHARE IN UK AND US RESPECTIVELY 84% North America EMEA 2019 GES Exhibition/Conference Revenue 2019 GES Market Share of Largest Tradeshows 75% 25% GES Exhibitions GES is a global leader in the $2.5 billion addressable market within Exhibition and Conference industry North America/UK GES clients analyzed against TSNN Top 250 Tradeshow List and The UK Events Report 2020

Ges has generated meaningful free cash flow 2015-2019 $260M CUMULATIVE FCF1 $374M Adj. Segment EBITDA ~70% Conversion to FCF STRONG CASH CONVERSION with low capex requirements GES’ 5-Year Cumulative Free Cash Flow1 in $millions 1 Free Cash Flow defined as Adjusted Segment EBITDA less segment capex

  Organized business units to align more closely to customer needs with introduction of Spiro Eliminated $10M in fixed costs and further variabilized our Exhibition cost model Aligned technology and team to deliver virtual and hybrid events Trimmed underperforming businesses and events enabling a more agile and leaner organizational structure Since 2019, We have transformed to Create A stronger GES Transformed with a vision for the future of live events Target financials >20% ON INCREMENTAL REVENUE FLOW THROUGH 8%+ EBITDA MARGIN

31 SHOW SIZES continued to Improve in Q1’22 Same-show revenue for GES US Exhibitions was ~73% of pre-pandemic level Still seeing wide variation in event performance with some at or above and some well-below pre-pandemic 46% 67% 73% Expect show sizes to continue increasing as companies return to pre-pandemic travel policies Blue chip clients’ experiential marketing budgets are strong

32 Ges exhibitions IMPROVED COST STRUCTURE 19% Flow-Through GES Exhibitions Q1 Flow-Through Efforts to remove fixed costs and variabilize GES’ cost structure during pandemic are yielding results During Q1, our flow-through of incremental GES Exhibitions revenue to Adjusted EBITDA was slightly below our target of >20%

# LEVERED TO RECOVERY + SPIRO GROWTH AND IMPROVED COST STRUCTURE

## 2022

- Major Spiro clients expected to spend approximately 80% of pre-pandemic levels
- New Spiro client wins since onset of pandemic partially offset trimming of Exhibitions clients during pandemic
- Exhibitions same-show revenue expected to generally remain at or better than 75% of pre-pandemic levels
- SG&A will gradually increase to support increased business activity and future revenue growth

| SPIRO | EXHIBITIONS |
|---|---|
| Won >40 clients since Mar'20 with annualized revenue potential of >$30 million | Trimmed ~$100 million of revenue from less profitable events in connection with cost structure improvements |

## 2023 & Beyond

- Spiro continues to benefit from new client wins and continued shift of corporate marketing budgets toward experiential categories
- Exhibitions continues to experience recovery in size (same-show revenue) and number of events; lower cost structure enables stronger margins
- Overall GES revenue returns to >$1billion with EBITDA margin >8%

**ONGOING, NEVER-ENDING FOCUS**
ON EXHIBITION MARGINS THROUGH COST LEADERSHIP
AND DRIVING PROFITABLE EXPANSION OF SPIRO

GES
33
VIAD

WHY WE WILL BE SUCCESSFUL Our MISSION is to create the most meaningful and memorable experiences for marketers, organizers and attendees. Live events and other forms of experiential marketing provide a powerful means to drive business growth. That hasn’t changed. But we’ve changed. We’ve evolved in the way we view experiences and how we create them. We are primed to create what is possible for our clients and to be the industry leader.

Investment Opportunity Summary

Clear path to accelerate growth and significantly enhance shareholder returns 53% 47% CREATING EXTRAORDINARY EXPERIENCES & STRONG RETURNS Proven Success Executing Growth Strategy and Driving Strong Returns Experienced Management Team Focused on Shareholder Value Financial Flexibility to Continue Growth Investments Positioned for Industry Recovery and New Growth

Appendix

Q1 REVENUE AND ADJUSTED EBITDA

FORWARD-LOOKING NON-GAAP FINANCIAL MEASURES We have also provided the following forward−looking non−GAAP financial measure: Adjusted EBITDA Margin. We do not provide a reconciliation of this forward−looking non−GAAP financial measure to the most directly comparable GAAP financial measure because, due to variability and difficulty in making accurate forecasts and projections and/or certain information not being ascertainable or accessible, not all of the information necessary for quantitative reconciliations is available to us without unreasonable efforts. Consequently, any attempt to disclose such reconciliations would imply a degree of precision that could be confusing or misleading to investors. It is possible that the forward−looking non−GAAP financial measure may be materially different from the corresponding forward-looking non−GAAP financial measure. NON-GAAP FINANCIAL RECONCILIATION Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services. Includes costs related to the development of Pursuit's new FlyOver attractions in Las Vegas, Chicago, and Toronto, the Sky Lagoon in Iceland, and the Golden Skybridge and Forest Park Hotel in Canada. Includes non-capitalizable fees and expenses related to Viad’s credit facility refinancing efforts. Corporate Adjusted EBITDA is calculated as Corporate activities expense before depreciation, acquisition-transaction-related costs and other non-recurring costs included within Corporate activities expense. Includes inventory write-offs at GES in connection with transitioning to an outsourced model for trade show aisle carpet.

(1) Revenue has been adjusted in 2018 and 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services. Note: Certain amounts above may not total due to rounding. NON-GAAP FINANCIAL RECONCILIATION

Steve Moster - President & Chief Executive Officer Has served as President and CEO of Viad since 2014 and as President of GES from 2010 Joined Viad in 2004 as GES Vice President of Exhibition Furnishings and his career evolved to various sales and leadership roles within GES company, including Executive Vice President - Products and Services, where he led double-digit revenue growth Holds a Bachelor of Engineering from Vanderbilt University and an MBA from the Tuck School of Business OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM Ellen Ingersoll - Chief Financial Officer Has served as CFO of Viad since July 2002 During her tenure, the Company successfully divested MoneyGram International in 2004 and acquired and integrated more than 15 businesses Holds a B.S. from Arizona State University and is a CPA David Barry - President Pursuit Joined Viad in 2015 and through the repositioning of the Viad Travel and Recreation Group created Pursuit in 2016 Prior to joining the Company, he served as the President and CEO of a financial services and tech company following a three-decade career in hospitality, the ski industry and aviation Experience includes being CEO of the world’s largest heli-skiing company (CMH) and Chief Operating Officer of Intrawest USA (ski resorts, lodging, hospitality) JEFF STELMACH – President GES GLOBAL BRAND EXPERIENCES Joined Viad in 2021 to lead GES’ growth in Brand Experiences Prior to joining the Company, he served as Opus Agency President and has over 30 years of experience building successful event agencies including Opus, Mosaic, Geometry and EMI, and working with some of the biggest brands in business, including Samsung, Coca-Cola, Anheuser-Busch and Oracle Graduated from the University of Notre Dame with degrees in Business and Marketing

OUR EXPERIENCED EXECUTIVE MANAGEMENT TEAM Derek Linde – COO, General Counsel and Secretary Has served as General Counsel and Secretary of Viad since April 2018 Previously served as Deputy General Counsel & Assistant Secretary at Illinois Tool Works Inc., and was a partner at Winston & Strawn LLP, where he focused on merger and acquisition transactions, private equity, securities/capital markets, corporate governance, SEC filings Received his J.D. from the Vanderbilt University School of Law and a B.A. from the University of Missouri-Columbia Leslie Striedel - Chief Accounting Officer Has served as Chief Accounting Officer of Viad Corp since 2014 Previously served as Vice President of Finance and Administration or similar positions at Colt Defense LLC, and held various roles within finance and accounting in both public and private environments Received her B.S. from the University of Vermont and is a CPA

Seasonality Pursuit experiences peak activity during the summer months. During 2019, 85% of Pursuit’s revenue was earned in the second and third quarters. Note: To help reduce the spread of COVID-19, Pursuit’s year-round attractions and year-round lodging properties were closed temporarily starting in mid-March and remained closed during most of the second quarter of 2020. We phased in most of Pursuit’s attractions and lodging operations starting in May 2020 with most properties open and operational during the third quarter of 2020, although at reduced capacities. We seasonally closed our non-year-round properties during the fourth quarter of 2020; however temporary government mandated closures occurred at FlyOver Canada and FlyOver Iceland during the fourth quarter.

# PURSUIT
# GEOGRAPHIC OVERVIEW



ALASKA COLLECTION (ALASKA)
SKY LAGOON (ICELAND)
BANFF JASPER COLLECTION (CANADA)
GLACIER PARK COLLECTION (MONTANA)
FLYOVER COLLECTION
PURSUIT 2019 REVENUE MIX
Banff Jasper Collection
Glacier Park Collection
Alaska Collection
FlyOver (1)
6%
18%
16%
60%

Denotes Iconic Location

Denotes FlyOver Location (Chicago and Toronto are in development)

(1) Represents FlyOver Canada and FlyOver Iceland (opened Aug'19); FlyOver Las Vegas opened Sep'21; FlyOver Chicago and FlyOver Toronto are expected to open in 2024.

44

VIAD

Pursuit’s locations have strong perennial demand Recession SARS 9/11 Recession Sources: Parks Canada; U.S. National Park Service

Seasonality GES’ exhibition and event activity can vary significantly from quarter to quarter and year to year depending on the frequency and timing of shows. Some shows are not held annually and some shift between quarters. (1) Revenue has been adjusted in 2019 for immaterial errors related to the revenue recognition of GES’ Corporate Accounts’ third-party services, which are now reported on a net basis to reflect only the fees received for arranging these services.

Geographic OVERVIEW Countries GES Serves GES facilities 2019 REVENUE MIX ($1.1B Total)

EXHIBITION INDUSTRY has proven resilient through prior downturns Recession SARS 9/11 Recession Source: Center for Exhibition Industry Research (CEIR)

SUCCESS STORIES: BUILD, BUY. REFRESH, BANFF GONDOLA REFRESH $22M INVESTMENT 82 Attraction Net Promoter Score Sky Bistro #1 Restaurant in Banff on TripAdvisor ~$11M EBITDA INCREASE SINCE REFRESH1 1 2019 as compared to trailing twelve months prior to renovation

SUCCESS STORIES: BUILD, BUY. REFRESH, MOUNT ROYAL HOTEL REFRESH $36M INVESTMENT REVPAR INCREASE from $98 in 2016 to $157 in 2019 60% Improved Net Promotor Score 77 points from -7 to 70 in 2 years #2 hOTEL in Banff

IN DEVELOPMENT: REFRESH, Opened Aug 2019 3 New attractions in world class tourism cities Opened Sept 2021 Expected opening in 2024 REYKJAVIK LAS VEGAS TORONTO #2 TripAdvisor Ranking for FlyOver Iceland BUY. BUILD, FLYOVER BUILD PROJECTS

IN DEVELOPMENT: REFRESH, BUY. SKY LAGOON DEVELOPMENT $13M INVESTMENT BUILD, IDEAL LOCATION Closest geothermal lagoon to Reykjavik OPERATING PARTNER in this venture Opened May 2021

SUCCESS STORIES: REFRESH, BUILD, 7 Experiences in Iconic Locations Sightseeing Boat Tours ALASKA COLLECTION ACQUISITION $60M INVESTMENT BUY. Lodging Properties F&B and Retail

SUCCESS STORIES: REFRESH, BUILD, Ownership Interest 60% Market Share of the Jasper Area Bed Base 31% MOUNTAIN PARK LODGES ACQUISITION $76M INVESTMENT BUY. Hotel Properties in Jasper National Park 7 Close proximity to 3 Pursuit attractions